Exhibit 99.1

Roth Capital Conference - September 2006

Safe Harbor This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Specifically, statements concerning the benefits of the proposed merger of Primedex Health Systems, Inc. and Radiologix, Inc., expected synergies, anticipated future financial and operating performance, Radiologix, Inc.'s and Primedex Heath Systems' ability to continue to grow the business by generating patient referrals and contracts with radiology practices, recruiting and retaining technologists, and receiving third-party reimbursement for diagnostic imaging services, as well as Radiologix's and Primedex's financial guidance, among others, are forward-looking statements within the meaning of the Safe Harbor. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties which may cause Radiologix's and Primedex's actual results to differ materially from the statements contained herein. These risks and uncertainties include, among others, the possibility that the companies are unable to obtain stockholder or regulatory approvals required for the transaction; problems that may arise in successfully integrating the businesses of the two companies; unexpected costs involved in the transaction; the inability of the combined companies to achieve cost-cutting synergies; uncertainty surrounding the transaction; future regulatory or legislative actions in the industry; as well as those risks set forth in Primedex's and Radiologix's respective reports filed with the SEC, including the Registration Statement on Form S-4 filed August 22, 2006, each company's annual report on Form 10-K, for the year ended December 31, 2005 in the case of Radiologix and for the year ended October 31, 2005 in the case of Primedex, and Primedex's Quarterly Reports on Form 10-Q for the quarters ended January 31, 2006 and April 30, 2006. Undue reliance should not be placed on forward-looking statements, especially guidance on future financial performance, which speaks only as of the date it is made. Radiologix and Primedex undertake no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

Howard Berger, MD, Chairman & CEO Mark Stolper, Chief Financial Officer Presenters

I. Introduction: The Acquisition II. Diagnostic Imaging Industry Overview III. Overview of Primedex/Radiologix V. Financial Information IV. Benefits & Strategy of Merged Companies

 Acquisition Summary On July 7, 2006, Primedex Health Systems (OTC: PMDX) signed a merger agreement under which it will acquire Radiologix (AMEX: RGX) to form RadNet, Inc.1 (referred to herein as “Combined Company”) Cash and stock transaction valued at approx. $208MM2 $42.95MM in cash and 22.6MM shares of Primedex common stock for Radiologix Total equity consideration for Radiologix of approx. $82.5MM2GE provided Primedex with a fully underwritten commitment for $405mm of debt financing 3 Financing includes a $45mm revolving credit facility to be undrawn at close Approximately $365mm of debt expected at close Combined Company expected to have annual revenue exceeding $400MM and EBITDA of over $85MM4 Expected to close before the end of 2006 Received antitrust approval on August 22, 2006 Filed Preliminary Registration Statement on Form S-4 on August 22, 2006 1 Acquisition is subject to shareholder approval of both Primedex and Radiologix and customary closing conditions. 2 Based on PMDX stock price of $1.75 on July 6, 2006; exact value to be determined at closing partially based on PMDX stock price at closing 3 Subject to customary closing conditions 4 As announced in the Primedex and Radiologix Press Release on July 7, 2006.

Acquisition Summary Combined Company to be managed by current executives from Primedex and Radiologix Merger expected to create largest national owner and operator of fixed-site diagnostic imaging centers, with 130 locations Provides geographically diverse revenue base with concentrated regional networks in CA, MD and NY (122 sites), as well as sites in four additional states (8 sites) Increases exclusive capitation contracting opportunities and multi-modality product offerings Creates scale and competitive relevance in markets Provides more geographically diversified platform for growth Significant cost savings and economies of scale

I. Introduction: The Acquisition II. Diagnostic Imaging Industry Overview III. Overview of Primedex/Radiologix V. Financial Information IV. Benefits & Strategy of Merged Companies

Diagnostic Imaging: A Large and Growing Market National imaging market is estimated at $100 billion1 Advanced imaging procedures growing at 10% CAGR1 Demand escalating for diagnostic imaging services Aging population – the over 65 year old demographic group is expected to increase 54% nationally 2 from 2000 to 2020 Growing population – particularly in California Expanding cost-effective applications for diagnostic imaging Wider physician and payor acceptance for imaging Greater consumer and physician awareness of and demand for earlier intervention and preventive diagnostic screening Consolidating industry 1 Bear Stearns High Yield Healthcare Update, April 2006 2 U.S. Census Bureau

Settings for Diagnostic Imaging Fixed-site, free-standing facilities Generally do not maintain contractual relationships with hospitals or clinics Single-modality to multi-modality facilities Physician referrals for patients Ex. RadNet, Radiologix, Doshi Diagnostic, Center for Diagnostic Imaging Mobile Transport imaging equipment using specially designed trailers and provide services to hospitals or clinics Limited product offering Subject to high capex requirements and fuel cost volatility Ex. Insight Health and Alliance Imaging Hospitals and physician offices Outpatient imaging continues to shift gradually away from hospitals to freestanding imaging centers due to increased efficiency, patient preference and lower cost of service Some large specialty physician practices have put equipment in their offices to service only their patients

Types of Exams We Perform MRI – What: Produces high resolution cross-sectional images of soft tissue. Why: brain, spinal cord and interior ligaments. Nuclear Medicine – What: Producers images of anatomical structures. Why: Assesses organ function in heart, kidney, thyroid and bones. Mammography – What: Visualizes breast tissue. Why: primary screaming tool for breast cancer. Fluoroscopy – What: video viewing of organs. Why: real time monitoring. X-ray – What: records images of organs and structures on film. Ultrasound – What: produces visual images of internal organs. Why: viewing soft tissue. CT – What: Produces high resolution cross sectional images. Why: tumors, strokes, hemorrhages and infections. PET- What: Determines metabolic activity. Why: tumors, epilepsy and cardiac evaluation. Modalities

Recent Medicare Reimbursement Reduction Has Created Opportunity On November 2, 2005, Medicare announced reimbursement cuts from Contiguous Imaging Procedures, which are multiple exams of contiguous body parts performed in one sitting On February 1, 2006, the Deficit Reduction Act (“DRA”) of 2005 was passed, which imposes cuts on Medicare reimbursement beginning 2007 We believe lower Reimbursement will make it more difficult for mom-and-pop operators to compete and will drive industry consolidation This assumes that: Individual operators are not well capitalized Individual operators have a higher cost structure Many individual operators do not offer a full range of services Individual operators generally cannot do network contracting or capitation with payors

I. Introduction: The Acquisition II. Diagnostic Imaging Industry Overview III. Overview of Primedex/Radiologix V. Financial Information IV. Benefits & Strategy of Merged Companies

Primedex: Overview A leading multi-modality diagnostic imaging provider in California 61 centers located in 11 high-density, growth regions “Hub and Spoke” model 36 multi-modality centers supported by 25 single-modality centers Provides diagnostic imaging services for over 700,000 lives under exclusive capitated contracts LTM revenue of $154.4MM and EBITDA of $33.9MM (as of 4/30/06) Affiliated medical group relationship with Beverly Radiology Medical Group Improves radiologist staffing quality and efficiency at a lower cost versus the standard “independent contractor” model We are not aware of any other players who have multi-contract, significant capitation business

Radiologix: Overview A leading national provider of outpatient diagnostic imaging services operating 70 facilities in 8 primary regional markets 52 multi-modality centers and 18 single-modality centers, located primarily in Maryland, California and New York LTM revenue of $255.5MM and EBITDA of $45.4MM (as of 3/31/06)

Combined Company will be Multi-Modality Focused 88 multi-modality centers and 43 single-modality centers Extensive offering of routine imaging procedures partially insulates Combined Company from impact of DRA, which affects MRI/CT modalities 1. Excludes corporate revenue and after bad debt expense Pro Forma Scan Volume by Modality2.5 million scans for the twelve months ended March 31, 2006 Pro Forma Revenue by Modality$381.4 million for the twelve months ended March 31, 2006 1 MRI40% X-Ray 11% Other 1% PET 7% CT 21% Ultrasound 10% Mammography 8% Nuclear Medicine 2%

Combined Company will have Diversified Payor Mix Exclusive capitation business decreases the Combined Company’s exposure to potential pricing changes from commercial payors Capitation dilutes the % of our business from each of the other payor classes Capitation price escalators create “built in” increasing reimbursement mechanism Acquisition will give Combined Company the opportunity to increase capitation in Northern California in the short term and other regions in the long term 1 As of LTM 3/31/06 Pro Forma Payor Mix 1 Insurance 51% Capitated Contracts 14% Private Pay & Other 10% Medicare 22% Medicaid 3%

Capitated Contracts May Create a Barrier to Entry Primedex has 27 capitated contracts with California physician groups representing 28% of Primedex’s LTM 4/30/06 revenue (will be 14% of Combined Company) Exclusive nature of capitated contracts provides revenue stability On average, Primedex’s arrangements are 4.81 years old Primedex has experienced a 92% contract renewal rate History of rate increases (12% CAGR from 2001-2005) Eliminates costs associated with receivables, bad debt expense and billing costs Capitation contracts create “pull-through” revenue Doctors from capitated physician groups often refer to us their non-capitated patients (discretionary business) Risk of utilization is assumed by Primedex and managed through Primedex’s Utilization Management Division 1 Represents weighted average age of capitation contracts, weighted by number of patient lives per contract

How Does Capitation Work? $200 PMPM $50 PMPM $4 PMPM Company HMO Medical Group RadNet Buys insurance coverage for its employees on a per member per month ("PMPM") basis Capitates a portion of its enrollment for all related medical care on a PMPM basis Sub-capitates radiology expenditures with Primedex on a PMPM basis RadNet provides radiology and imaging services to the Physician Group's patients and, on average, is paid $4 PMPM - Primedex assumes the financial risk of higher utilization 1 1 1 1 Illustrative pricing.

I. Introduction: The Acquisition IV. Benefits & Strategy of Merged Companies II. Diagnostic Imaging Industry Overview III. Overview of Primedex/Radiologix V. Financial Information

Regional concentration in California, Maryland, and New York Focus on multi-modality facilities Diversified payor mix Long term, stable radiology relationships Best practices/cross culturalization Operational efficiencies + =

RadNet centers Radiologix primary centers After the merger, we believe the Company will be the largest fixed-site diagnostic imaging provider 130 facilities located primarily in California, Maryland and New York Other facilities located in Florida, Kansas, Colorado, and Minnesota The Company will have separate Eastern and Western operations Strong Regional Presence California 79 facilities Maryland 31 facilities New York 12 facilities

Stable, Long-Term Relationships with Radiology Physician Groups

- Primedex (RadNet) operates under an affiliated medical group relationship with Beverly Radiology Medical Group ("BRMG")
  - Three years ago, BRMG established fellowship programs, which are typically only available in university settings or major hospitals
- Radiologix has long-standing relationships with 8 radiology groups
  - 6 of these physician groups are part of the original 7 that started the Company in 1997
  - Radiologist Groups enter into long-term service agreements, typically 40 years, and sign 2-year non-compete agreements
  - Radiologix's facilities in Maryland includes 11 joint ventures with hospitals that are also staffed with Radiologix's radiologists
- Combined Company will have two radiologists on the Board of Directors representing both the Western and Eastern operations

PRIMEDEX HEALTH SYSTEMS, INC. RADIOLOGIX.

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Growth Strategy Near Term: Focus on synergies and integration of two companies (corporate, and California regional offices) Implement best practices- compliance, clinical operations, reimbursement Enhance same store sales including implementation of RadNet contracts for California Radiologix centers Mid Term: Revenue enhancement (capitation, new equipment in existing centers, etc) Leverage asset management program and pursue capitation in other Radiologix markets Conversion of more facilities to incorporate digital technologies (primary x-ray and mammography) Long Term: Increase number of centers through industry consolidation, tuck-in acquisitions and regional opportunities Increase product offerings Interventional Radiology Centers Women’s Breast Cancer Centers PET/CT Centers

Experienced Management Team Howard Berger, MD – Chairman and Chief Executive Officer Howard Berger, M.D., co-founded RadNet in 1981 and has over 25 years of experience in the development and management of successful healthcare businesses. Dr. Berger began his career in medicine at the University of Illinois Medical School, following college graduation from Western Reserve University in Cleveland. Dr. Berger is Board Certified in Nuclear Medicine and trained in an Internal Medicine residency as well as in a masters program in medical physics in the University of California system. Dr. Berger's extensive expertise in radiology and business operations, knowledge of the marketplace and personal relationships within the industry have afforded RadNet the leadership, insight and experience necessary to successfully compete in a dynamic marketplace. Sami Abbasi – Vice Chairman Mr. Abbasi co-founded Radiologix and has over 17 years of healthcare industry experience. Mr. Abbasi was named President and Chief Executive Officer of Radiologix on November 30, 2004. Previously, Mr. Abbasi served as Chief Operating Officer and Chief Financial Officer of Radiologix. From January 1995 through July 1996, Mr. Abbasi served as Vice President in the Health Care Group of Robertson Stephens, Inc., at which he was responsible for investment banking business development and the execution of a broad range of corporate finance transactions and mergers and acquisitions. From 1989 through 1995, Mr. Abbasi held various positions at Citicorp North America and Citicorp Securities, including Vice President and Senior Industry Analyst in the Health Care Group. Mr. Abbasi earned an M.B.A. from the University of Rochester and a B.A. in Economics from the University of Pennsylvania.

Experienced Management Team Norman Hames – Chief Operating Officer of Western Operations With 20 years of experience in the industry, Mr. Hames oversees all aspects of facility operations. His management team, comprised of Regional Directors, Site Managers and Sales Managers are responsible for responding to all of the day-to-day concerns of RadNet’s facilities, patients, payers and referring physicians. Prior to joining RadNet, Mr. Hames was President and Chief Executive Officer of his own company, Diagnostic Imaging Services, Inc. (DIS), which owned and operated 14 multi-modality imaging centers throughout Southern California. Mr. Hames gained his initial experience in operating imaging centers for American Medical International (AMI) and was responsible for the development of AMI’s single and multi-modality imaging centers. Mark Stolper – Chief Financial Officer Prior to joining RadNet, Mr. Stolper had diverse experiences in investment banking, private equity, venture capital investing and operations. He began his career as a member of the corporate finance group at Dillon, Read & Co. Inc., executing mergers and acquisitions, public and private financings and private equity investments with Saratoga Partners LLP, an affiliated principal investment group of Dillon Read. After Dillon Read, Mr. Stolper joined Archon Capital Partners, backed by the Milken Family and NewsCorp, which made private equity investments in media and entertainment companies. Mr. Stolper received his operating experience with Eastman Kodak, where he was responsible for business development for Kodak’s Entertainment Imaging subsidiary ($1.5 billion in sales). Mr. Stolper was also co-founder of Broadstream Capital Partners, a Los Angeles-based investment banking firm focused on advising middle market companies engaged in financing and merger and acquisition transactions. Steve Forthuber – Chief Operating Officer of Eastern Operations Mr. Forthuber has twenty-three years of healthcare experience; eighteen of those years exclusively dedicated to radiology practice management. Mr. Forthuber joined Radiologix in 2000 as Regional Director of Operations for the Northeast, where he was promoted to Regional Vice President for the Northeast in 2002. Mr. Forthuber was named Senior Vice President, Field Operations in November 2005 after serving as Senior Vice President and Chief Development Officer of Radiologix, Inc. Prior to joining Radiologix, Mr. Forthuber held various roles at PerSe Technologies' Physician Services Division, including Regional Vice President and Area Executive for the Northeast.

V. Financial Information I. Introduction: The Acquisition II. Diagnostic Imaging Industry Overview III. Overview of Primedex/Radiologix IV. Benefits & Strategy of Merged Companies

Unaudited Pro Forma Combined Historical Revenue3 Historical Financial Summary 1 For the 12 months ended 10/31/05 for Primedex and 12/31/05 for Radiologix 2 For the 6 months ended 4/30/06 for Primedex and 6/30/06 for Radiologix 3 Source: Primedex Health Systems Form S-4 dated August 22, 2006 $ Millions 20051 Latest 6 months2 $396.6 $208.2 0 100 200 300 400

Significant Acquisition-Related Cost Savings Cost savings can be achieved Duplication of certain departmental functions in the corporate and regional offices Accounting, legal, HR, purchasing, etc. Duplication of certain operational expenses Purchasing, repairs and maintenance, etc.Elimination of certain one-time costs Approx. $11MM in overhead savings anticipated within 12 months

Announced Pro Forma 2007 Combined EBITDA1 Historical Financial Summary 1 1 Source: Primedex Health Systems and Radiologix per their joint press release on 7/7/06. EBITDA is net of announced anticipated annual cost savings and the effects of the Deficit Reduction Act and Contiguous Scan reimbursement reductions. Primedex defines EBITDA as earnings before net interest expense, income taxes, depreciation and amortization, each from continuing operations and adjusted for non-recurring items such as losses or gains on the disposal of equipment $85 million1 0 10 20 30 40 50 60 70 80 90 100 1st Qtr

Other Combined Pro Forma Metrics 4,000 Approximate Number of Employees4 $161.3 million Net Operating Loss Carry Forward3 64.1 million Shares Outstanding2 $365.3 million Debt1 1 Source: Primedex S-4 dated 8/22/06. Includes current maturities and long-term debt of Term Loan B, Second Lien Term Loan and Capital Lease Obligations 2 Source: Primedex S-4 dated 8/22/06 (page 23) 3 Source: Primedex S-4 dated 8/22/06, Value as of 10/31/05 4 Source: Primedex and Radiologix 2005 10Ks, inclusive of part-time and per diem employees

Primedex+Radiologix: Highlights A Leading provider in the fixed center imaging services industry Primedex+Radiologix have complementary concentrated geographic operations and management systems Significant potential revenue and cost synergies Platform for future growth and consolidation Multi-billion dollar imaging industry Transaction expected to close before end of 2006

Roth Capital Conference - September 2006